Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated March 29, 1999 on UIH Australia/Pacific, Inc. included in this Annual Report on Form 10-K, into previously filed Registration Statement File No. 333-37651.


                                              ARTHUR ANDERSEN LLP

Denver, Colorado
March 29, 1999